UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009

BANCORP OF NEW JERSEY, INC.
 (Exact name of registrant as specified in its charter)

NEW JERSEY	001-34089	20-8444387
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 944-8600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 20, 2009, Bancorp of New Jersey, Inc. (the “Company”) sent a letter to its shareholders announcing the extension of the expiration date of outstanding warrants to purchase an aggregate of approximately 778,000 shares of the Company’s common stock. The expiration date has been extended from May 9, 2009 to September 5, 2009. The warrants were issued by the Company’s subsidiary, Bank of New Jersey, in connection with its initial common stock offering. A copy of the Company’s letter to shareholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Letter to shareholders dated March 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: March 24, 2009	By:	Albert F. Buzzetti

Albert F. Buzzetti
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to shareholders dated March 20, 2009.